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                                                                   EXHIBIT 10.27



                             SECOND AMENDMENT TO THE
                      STOCK OPTION PLAN OF DEX MEDIA, INC.

         Dex Media, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, has previously adopted the Stock Option Plan of Dex Media, Inc. (as amended from time to time, the "Plan").

         In order to amend the Plan in certain respects, this Second Amendment to the Plan has been adopted by a resolution of the Board of Directors of the Company on December 18, 2003, effective as set forth below. This Second Amendment to the Plan, together with the First Amendment to the Plan and the original Plan, constitute the entire Plan as amended to date.

         1. Effective as of December 18, 2003, the first sentence of Section 2.1 of the Plan is hereby amended by replacing the number "469,182" with the number "623,000".

                                 * * * * * * * *

         Executed as of December 18, 2003.


                                          DEX MEDIA, INC.



                                          By:
                                              /s/ George Burnett
                                              ----------------------------------
                                              George Burnett, CEO and President